UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

KINDRED HEALTHCARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 19, 2018, Kindred Healthcare, Inc. issued the following press release.

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS KINDRED

STOCKHOLDERS VOTE “FOR” THE TRANSACTION WITH TPG CAPITAL,

WELSH, CARSON, ANDERSON & STOWE AND HUMANA INC.

Kindred Reminds Stockholders to Vote “FOR” the Value Maximizing Transaction Today

LOUISVILLE, Ky. – March 19, 2018 – Kindred Healthcare, Inc. (“Kindred” or the “Company”) (NYSE:KND) today announced that leading independent proxy advisory firm Institutional Shareholder Services Inc. (“ISS”) recommends that Kindred stockholders vote “FOR” the transaction with affiliates of TPG Capital, Welsh, Carson, Anderson & Stowe and Humana Inc. (NYSE: HUM) (together, the “consortium”).

Commenting on the report, Benjamin A. Breier, President and Chief Executive Officer of Kindred, said, “We are pleased that ISS recognizes the significant cash value that will be delivered to stockholders through the transaction and supports our Board’s recommendation that stockholders vote “FOR” the transaction. The transaction will deliver certain cash value to Kindred stockholders at a substantial premium in the face of significant operational, regulatory, reimbursement and capital structure risks, especially considering Kindred’s high leverage and pending debt maturities. We strongly urge all Kindred stockholders to follow the recommendation of ISS and vote “FOR” the value maximizing transaction with the consortium TODAY.”

Kindred continues to expect the transaction to close in the summer of 2018.

Kindred’s special meeting of stockholders is scheduled to take place on March 29, 2018 at 10:00 a.m. Eastern Time. Kindred stockholders of record as of the close of business on February 20, 2018 will be entitled to vote their shares either in person or by proxy at the special meeting.

Kindred reminds stockholders that their vote is important, no matter how many shares they own. The Kindred Board unanimously recommends that all Kindred stockholders vote “FOR” the proposal to adopt the merger agreement as well as all other proposals included in the definitive proxy statement. Kindred reminds investors that failing to vote or abstaining from voting is effectively a vote against the transaction.

Kindred stockholders who have questions, need assistance in voting their proxy card or require replacement proxy materials may contact Kindred’s proxy solicitors:

Your Vote Is Important, No Matter How Many Shares You Own!

If you have questions about how to vote your shares, please contact:

1407 Broadway, 27th Floor, New York, New York 10018

(212) 929-5500 or Toll-Free (800) 322-2885

Email: proxy@mackenziepartners.com

Barclays and Guggenheim Securities, LLC are serving as financial advisors to Kindred and Cleary Gottlieb Steen & Hamilton LLP is serving as legal counsel.

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About Kindred

Kindred Healthcare, Inc., a top-105 private employer in the United States, is a FORTUNE 500 healthcare services company based in Louisville, Kentucky with annual revenues of approximately $6.0 billion. At December 31, 2017, Kindred’s continuing operations, through its subsidiaries, had approximately 85,300 employees providing healthcare services in 2,471 locations in 45 states, including 75 LTAC hospitals, 19 inpatient rehabilitation hospitals, 13 sub-acute units, 608 Kindred at Home home health, hospice and non-medical home care sites of service, 99 inpatient rehabilitation units (hospital-based) and contract rehabilitation service businesses which served 1,657 non-affiliated sites of service. Ranked as one of Fortune magazine’s Most Admired Healthcare Companies for nine years, Kindred’s mission is to promote healing, provide hope, preserve dignity and produce value for each patient, resident, family member, customer, employee and shareholder we serve. For more information, go to www.kindredhealthcare.com. You can also follow us on Twitter and Facebook.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are often identified by words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “hope,” “may,” “potential,” “upside,” “seek,” “continue” and other similar expressions.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results, performance, or plans to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of Kindred’s stockholders to approve the proposed merger or the failure of the parties to obtain required regulatory approvals; the risk that regulatory or other approvals are delayed or are subject to terms and conditions that are not anticipated; changes in the business or operating prospects of Kindred or its homecare business or hospital business; changes in healthcare and other laws and regulations; the impact of the announcement of, or failure to complete, the proposed merger on our relationships with employees, customers, vendors and other business partners; and potential or actual litigation. In addition, these statements involve risks, uncertainties, and other factors detailed from time to time in Kindred’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Additional Information and Where to Find It

Kindred has filed with the SEC and mailed to its stockholders a definitive proxy statement in connection with the proposed merger. We urge investors and security holders to read the proxy statement because it contains important information regarding the proposed merger. You may obtain a free copy of the proxy statement and other related documents filed by Kindred with the SEC at the SEC’s website at www.sec.gov. You also may obtain the proxy statement (and other documents filed by Kindred with the SEC relating to the proposed merger for free by accessing Kindred’s website at www.kindredhealthcare.com by clicking on the link for “Investors”, then clicking on the link for “SEC Filings.”

Participants in the Solicitation

Kindred and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Kindred’s stockholders in connection with the proposed merger. Information about Kindred’s directors and executive officers, including information regarding the interests of these directors and executive officers in the proposed merger, is included in Kindred’s definitive proxy statement, which was filed with the SEC on February 21, 2018. You can obtain a free copy of this document from Kindred using the contact information above.

Contacts

Media	Investors and Analysts
Susan E. Moss	Todd Flowers
Kindred Corporate Communications	Kindred Investor Relations
(502) 596-7296	(502) 596-6569